[PHOTO OF MOUNTAINS]

--------------------------------------------------------------------------------
                                                Annual Report September 30, 2001

Oppenheimer
Multiple Strategies Fund



                                                  [LOGO] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer Multiple Strategies Fund seeks high total investment return consistent with preservation of capital.

    Contents

 1  Letter to
    Shareholders

 3  An Interview
    with Your Fund's
    Managers

 8  Fund Performance

14  Financial
    Statements

48  Independent
    Auditors' Report

49  Federal
    Income Tax
    Information

50  Officers and
    Trustees

Average Annual Total Returns*

          For the 1-Year Period
          Ended 9/30/01

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -7.27%       -12.60%
---------------------------------
Class B   -7.96        -12.22
---------------------------------
Class C   -8.00         -8.86
---------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 12 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.
      The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the ninth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.
      During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.
      It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.
      As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.

[PHOTO OF JOHN V. MURPHY]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.


                    1 | OPPENHEIMER MULTIPLE STRATEGIES FUND

LETTER TO SHAREHOLDERS

      To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund," the "Lumina Foun-dation for Education-Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.

      At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ John V. Murphy
------------------
John V. Murphy
October 19, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


                    2 | OPPENHEIMER MULTIPLE STRATEGIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q How did Oppenheimer Multiple Strategies Fund perform over the 12-month period that ended September 30, 2001?

A. We are pleased with the Fund's relatively strong returns during a very challenging period. Indeed, the Fund's relatively attractive 12-month returns are consistent with our longer term goal, which is to seek to participate in most, but not all, of the price appreciation produced during rising markets, and to seek to provide higher returns than the market averages during the economic slowdown.
      We attribute the Fund's relatively good performance to our conservative investment approach, which emphasizes broad diversification across asset classes, industry groups, investment styles and capitalization ranges. In an environment where many investment styles were particularly hard hit, our success in spreading risk across many different types of investments was especially helpful.

How were the Fund's assets apportioned among the major asset classes?

Throughout the 12-month reporting period, the Fund's exposure to stocks generally was approximately 50% to 60% of total assets. However, the stock allocation began the period (October/November 2000) close to the high end of that range, and finished the fiscal year near the low end, primarily because we took profits during market rallies in stocks that reached our price targets, thereby marginally reducing our overall equity exposure.
      As of September 30, 2001, approximately 40% of the Fund's assets were invested in bonds, a percentage that increased during the reporting period. However, at approximately 5% of assets, the Fund's cash position was relatively stable during the past fiscal year, reflecting our cautious approach to investing in an uncertain economic and market environment.

[Photo of Portfolio Management Team]

Portfolio Management Team (l to r)
George Evans
Michael Levine
David Negri
Richard Rubenstein


                    3 | OPPENHEIMER MULTIPLE STRATEGIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

How did the Fund's stock portfolio fare in a difficult stock market environment?

The Fund benefited when the value style of investing returned to favor early in the period. This shift in market direction occurred as the U.S. economy began to show signs of weakness in the spring of 2000, before the reporting period began. This caused the speculative bubble surrounding growth stocks to burst in March 2000, sending many high priced technology and telecommunications shares into a steep and protracted decline. Ever since, many investors have pulled their money out of the market's growth areas, and redeployed those assets into what investors believed were the more reasonably priced stocks of companies with lower, but more consistent, earnings growth records. In addition, many investors have increasingly turned to small- and mid-cap stocks as an alternative to more highly valued large-cap stocks. The Fund's stock portfolio also contains many of these value-oriented securities, and has benefited accordingly.
      Also, at the end of the fiscal year, the Fund's holdings were affected by the terrorist attacks on the World Trade Center and the Pentagon on September 11, as the U.S. financial markets experienced sharp declines.

What areas of the stock market contributed most to the Fund's performance?

The Fund benefited from investments in defensive groups such as healthcare, utilities and food. These types of companies tend to do relatively well even in weak economic environments because consumers need their services regardless of the economy's problems.

[CAPTION]
We strive to acquire assets when they are cheap and sell them when they increase in value. This strategy worked particularly well during the 12-month period that ended September 30, 2001.


                    4 | OPPENHEIMER MULTIPLE STRATEGIES FUND

      Contrary to general market trends and thanks to our defensive selection strategy, we were able to limit some of the negative impact from the Fund's technology investments. The Fund enjoyed respectable returns from companies such as IBM Corp., which was reasonably valued in our view, and reported relatively strong earnings. The Fund's technology holdings also benefited from certain yield enhancement and capital preservation strategies, including the use of convertible securities instead of investing directly in a company's common stock. In declining markets, convertible securities' high yields often help provide a cushion against falling prices. But because they can be exchanged for stock, convertibles generally participate in a portion of the issuing company's growth during rising markets.

      The Fund also received less than stellar returns from international stocks. Many overseas companies have been hurt by the weak U.S. economy, which led to a reduction in exports to the United States. In addition, the Fund's media and telecommunications stocks have provided lackluster returns, primarily because of overcapacity throughout the communications segment.

How have the Fund's fixed income investments fared?

On average, during the 12-month period ended September 30, 2001, the Fund's bond holdings neither hurt nor helped performance. Strong returns from U.S. Government securities, which benefited from lower interest rates and a "flight to quality" among investors, were generally offset by weak returns from foreign and high yield corporate bonds. The latter categories were hurt by economic slowdowns in the U.S. and other developed markets, as well as the financial crisis in Argentina.

Average Annual Total Returns
For the Periods Ended 9/30/01(1)

Class A
1-Year  5-Year 10-Year
--------------------------
-12.60% 6.60%    9.34%

Class B        Since
1-Year  5-Year Inception
--------------------------
-12.22% 6.71%    8.21%

Class C        Since
1-Year  5-Year Inception
--------------------------
-8.86%  6.99%    8.39%

Class N        Since
1-Year  5-Year Inception
--------------------------
N/A     N/A    -10.18%
--------------------------

[FOOTNOTE]
1. See Notes on page 12 for further details.


                    5 | OPPENHEIMER MULTIPLE STRATEGIES FUND

What changes have you made to the Fund's holdings during the reporting period?

We gradually increased the Fund's equity holdings of specialty chemical companies, which we believe have been selling at low valuations relative to historical norms. In addition, we have intensified our focus on basic industries, such as paper companies and auto parts manufacturers. We believe that many of these companies, which have not increased their manufacturing capacity in years, should benefit when the economy begins to recover. We have also increased the Fund's energy position, focusing primarily on companies that we believe may benefit from higher natural gas prices. On the other hand, we reduced our holdings of financial services companies, including real estate investment trusts.
      More recently, we began to increase the Fund's holdings of semiconductor companies. We expect these previously hard-hit stocks to appreciate when the technology group completes the process of reducing excess inventories. In the healthcare area, we have focused more intently on pharmaceutical companies, which we believe should be relatively immune to cutbacks in medical spending. In addition, major drug companies may also benefit from the opportunity to distribute new, genetically engineered drugs.


                    6 | OPPENHEIMER MULTIPLE STRATEGIES FUND

      Our larger-than-average cash position gives us the ability to move quickly when new opportunities arise. However, because of continued economic weakness in the United States and abroad in the aftermath of the September 11 tragedies, we are proceeding cautiously. After all, striving to preserve capital during weak markets, while seeking to participate in strong ones is part of what makes Oppenheimer Multiple Strategies Fund The Right Way to Invest.

Portfolio Allocation(2)

[PIE CHART]

o Stocks               49.9%
o Bonds & Notes        44.5
o Cash Equivalents      5.6

Top Five Common Stock Industries(3)
-------------------------------------------------------------
Healthcare/Drugs                                       4.7%
-------------------------------------------------------------
Banks                                                  4.4
-------------------------------------------------------------
Electronics                                            4.1
-------------------------------------------------------------
Manufacturing                                          2.9
-------------------------------------------------------------
Chemicals                                              2.7

Top Ten Common Stock Holdings(3)
-------------------------------------------------------------
International Business Machines Corp.                  2.1%
-------------------------------------------------------------
Bank of America Corp.                                  1.6
-------------------------------------------------------------
J.P. Morgan Chase & Co.                                1.5
-------------------------------------------------------------
Viacom, Inc., Cl. B                                    1.3
-------------------------------------------------------------
Tyco International Ltd.                                1.1
-------------------------------------------------------------
Philip Morris Cos., Inc.                               0.9
-------------------------------------------------------------
Unocal Corp.                                           0.8
-------------------------------------------------------------
Intel Corp.                                            0.8
-------------------------------------------------------------
Johnson & Johnson                                      0.6
-------------------------------------------------------------
Wella AG                                               0.6

2. Portfolio is subject to change. Percentages are as of September 30, 2001, and are based on total market value of investments.

3. Portfolio is subject to change. Percentages are as of September 30, 2001, and are based on net assets.


                    7 | OPPENHEIMER MULTIPLE STRATEGIES FUND

FUND PERFORMANCE

How Has the Fund Performed?

Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended September 30, 2001, Oppenheimer Multiple Strategies Fund's performance was strongly influenced by its portfolio manager's investment approach, which seeks opportunities across a variety of asset classes, industry groups, investment styles and capitalization ranges. This multi-disciplinary approach worked relatively well in a highly challenging market environment that was characterized by a weakening U.S. economy, a declining stock market and, at the end of the period, investors' adverse reaction to the terrorist attacks of September 11. The Fund particularly benefited from its investments in small- and mid-cap stocks in the value-oriented healthcare, energy and food-and-beverage groups. Also, certain of the Fund's technology holdings fared relatively well. On the other hand, telecommunications and media stocks detracted from the Fund's performance. The Fund's fixed income portfolio of U.S. Government securities, foreign bonds and high yield corporate bonds had a generally neutral effect on overall performance.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until September 30, 2001. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the class on August 29, 1995. In the case of Class C shares, performance is measured from inception of the class on


                    8 | OPPENHEIMER MULTIPLE STRATEGIES FUND

December 1, 1993. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information on Class N shares is included in graphic form. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
      Because the Fund invests in a variety of equity and fixed income securities, the Fund's performance is compared to the performance of two indices: (i) the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market; and (ii) the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Government Treasury and agency issues, investment-grade corporate bond issues and fixed rate mortgage-backed securities. That index is widely regarded as a measure of the performance of the domestic debt securities market.
      Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the indices.


                    9 | OPPENHEIMER MULTIPLE STRATEGIES FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]

      Oppenheimer Multiple   S&P 500 Index      Lehman Brothers
         Strategies Fund                     Aggregate Bond Index
            (Class A)
12/31/91        9425             10000             10000
03/31/92        9425              9748              9872
06/30/92        9587              9933             10270
09/30/92        9792             10246             10712
12/31/92       10136             10761             10740
03/31/93       10615             11230             11184
06/30/93       10914             11284             11481
09/30/93       11367             11575             11780
12/31/93       11787             11843             11787
03/31/94       11413             11395             11449
06/30/94       11304             11442             11331
09/30/94       11817             12001             11400
12/31/94       11600             11999             11443
03/31/95       12376             13166             12021
06/30/95       13176             14421             12753
09/30/95       13933             15566             13003
12/31/95       14244             16502             13558
03/31/96       14821             17388             13317
06/30/96       15251             18167             13393
09/30/96       15842             18729             13641
12/31/96       16698             20289             14050
03/31/97       16814             20834             13971
06/30/97       18336             24467             14484
09/30/97       19876             26300             14966
12/31/97       19665             27055             15406
03/31/98       21083             30826             15646
06/30/98       21135             31850             16011
09/30/98       18940             28689             16688
12/31/98       21051             34792             16745
03/31/99       21311             36525             16661
06/30/99       22904             39095             16515
09/30/99       22025             36660             16627
12/31/99       23282             42110             16607
03/31/00       24608             43075             16973
06/30/00       24781             41931             17269
09/30/00       24956             41524             17789
12/31/00       24813             38278             18538
03/31/01       24544             33742             19100
06/30/01       26013             35716             19208
09/30/01       23142             30475             20094

Average Annual Total Returns of Class A Shares of the Fund at 9/30/01(2)
1-Year -12.60%    5-Year 6.60%    10-Year 9.34%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

      Oppenheimer Multiple   S&P 500 Index      Lehman Brothers
         Strategies Fund                     Aggregate Bond Index
            (Class B)
08/29/95       10000             10000             10000
09/30/95       10241             10422             10097
12/31/95       10444             11049             10528
03/31/96       10825             11642             10341
06/30/96       11113             12163             10400
09/30/96       11526             12540             10592
12/31/96       12121             13584             10910
03/31/97       12176             13949             10849
06/30/97       13246             16382             11247
09/30/97       14332             17609             11621
12/31/97       14143             18114             11963
03/31/98       15144             20639             12149
06/30/98       15140             21324             12433
09/30/98       13544             19208             12959
12/31/98       15020             23295             13002
03/31/99       15176             24455             12938
06/30/99       16275             26175             12824
09/30/99       15623             24545             12911
12/31/99       16482             28194             12895
03/31/00       17379             28840             13180
06/30/00       17468             28074             13409
09/30/00       17545             27802             13814
12/31/00       17426             25628             14395
03/31/01       17195             22592             14831
06/30/01       18187             23913             14915
09/30/01       16166             20404             15603

Average Annual Total Returns of Class B Shares of the Fund at 9/30/01(2)
1-Year -12.22%   5-Year 6.71%   Since Inception 8.21%

1. The Fund's fiscal year changed from 12/31 to 9/30.
2. See Notes on page 12 for further details.


                    10 | OPPENHEIMER MULTIPLE STRATEGIES FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

      Oppenheimer Multiple   S&P 500 Index      Lehman Brothers
         Strategies Fund                     Aggregate Bond Index
            (Class C)
12/01/93       10000             10000             10000
12/31/93       10219             10121             10054
03/31/94        9865              9738              9766
06/30/94        9746              9778              9665
09/30/94       10171             10256              9724
12/31/94        9963             10254              9761
03/31/95       10604             11251             10253
06/30/95       11261             12324             10878
09/30/95       11892             13302             11092
12/31/95       12124             14103             11564
03/31/96       12591             14859             11359
06/30/96       12925             15525             11424
09/30/96       13403             16005             11635
12/31/96       14101             17338             11984
03/31/97       14164             17804             11917
06/30/97       15415             20910             12355
09/30/97       16676             22476             12765
12/31/97       16468             23121             13141
03/31/98       17619             26344             13345
06/30/98       17625             27218             13657
09/30/98       15771             24517             14235
12/31/98       17481             29733             14283
03/31/99       17662             31214             14212
06/30/99       18951             33410             14087
09/30/99       18180             31329             14183
12/31/99       19176             35987             14165
03/31/00       20231             36811             14478
06/30/00       20320             35833             14730
09/30/00       20424             35486             15174
12/31/00       20271             32712             15812
03/31/01       20018             28836             16292
06/30/01       21168             30522             16384
09/30/01       18790             26044             17139

Average Annual Total Returns of Class C Shares of the Fund at 9/30/01(2)
1-Year -8.86%    5-Year 6.99%    Since Inception 8.39%

The performance information for both indices in the graphs begins on 12/31/91 for Class A, 8/31/95 for Class B and 11/30/93 for Class C.

Past performance cannot guarantee future results. Graphs are not drawn to the same scale.


                    11 | OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual invest-ment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 4/24/87. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 4/1/91, so actual performance may have been higher.

Class B shares were first publicly offered on 8/29/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion.

Class C shares were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares were first publicly offered on 3/1/01. For this reason, performance information on Class N shares is not shown in graphic form, and the cumulative total return information shown on page 5 is not annualized. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                    12 | OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
                                                                      Financials




                    13 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2001

                                                                      Market Value
                                                             Shares     See Note 1
------------------------------------------------------------------------------------
 Common Stocks--48.4%
------------------------------------------------------------------------------------
 Basic Materials--4.5%
------------------------------------------------------------------------------------
 Chemicals--2.7%
 Bayer AG, Sponsored ADR                                     36,000   $  1,019,624
------------------------------------------------------------------------------------
 Cabot Corp.                                                 29,200      1,165,080
------------------------------------------------------------------------------------
 Dow Chemical Co.(1)                                         66,000      2,162,160
------------------------------------------------------------------------------------
 Engelhard Corp.(1)                                         157,000      3,626,700
------------------------------------------------------------------------------------
 Ferro Corp.                                                110,100      2,552,118
------------------------------------------------------------------------------------
 Goodrich Corp.(1)                                           45,000        876,600
------------------------------------------------------------------------------------
 Hercules, Inc.(2)                                          180,000      1,485,000
------------------------------------------------------------------------------------
 International Flavors & Fragrances, Inc.                    85,000      2,353,650
------------------------------------------------------------------------------------
 Lyondell Chemical Co.                                      103,400      1,183,930
------------------------------------------------------------------------------------
 Praxair, Inc.                                               41,000      1,722,000
                                                                      --------------
                                                                        18,146,862

------------------------------------------------------------------------------------
 Metals--0.5%
 Alcoa, Inc.(1)                                              47,000      1,457,470
------------------------------------------------------------------------------------
 Inco Ltd.(2)                                                96,000      1,191,360
------------------------------------------------------------------------------------
 UCAR International, Inc.(2)                                106,000        943,400
                                                                      --------------
                                                                         3,592,230

------------------------------------------------------------------------------------
 Paper--1.3%
 Georgia-Pacific Corp.(1)                                   105,000      3,022,950
------------------------------------------------------------------------------------
 Sappi Ltd., Sponsored ADR                                  119,000      1,047,200
------------------------------------------------------------------------------------
 Sonoco Products Co.                                        135,000      3,172,500
------------------------------------------------------------------------------------
 UPM-Kymmene Oyj                                             45,000      1,282,721
                                                                      --------------
                                                                         8,525,371

------------------------------------------------------------------------------------
 Capital Goods--4.1%
------------------------------------------------------------------------------------
 Aerospace/Defense--0.2%
 Boeing Co.                                                  32,000      1,072,000
------------------------------------------------------------------------------------
 Industrial Services--1.0%
 Canon, Inc.                                                 77,000      2,113,573
------------------------------------------------------------------------------------
 Pittston Brink's Group                                      96,000      1,737,600
------------------------------------------------------------------------------------
 Reynolds & Reynolds Co., Cl. A                              39,100        911,030
------------------------------------------------------------------------------------
 Service Corp. International(2)                             345,000      2,076,900
                                                                      --------------
                                                                         6,839,103

------------------------------------------------------------------------------------
 Manufacturing--2.9%
 Coherent, Inc.(1,2)                                         38,600      1,096,240
------------------------------------------------------------------------------------
 Komatsu Ltd.                                               227,000        819,357
------------------------------------------------------------------------------------
 Millipore Corp.(1)                                          38,000      2,011,720
------------------------------------------------------------------------------------
 Morgan Crucible Co. plc                                    364,200      1,001,413
------------------------------------------------------------------------------------


                    14 | OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                      Market Value
                                                             Shares     See Note 1
------------------------------------------------------------------------------------
 Manufacturing Continued
 Pall Corp.                                                 125,000   $  2,431,250
------------------------------------------------------------------------------------
 Titan Corp. (The)(1,2)                                     180,000      3,528,000
------------------------------------------------------------------------------------
 Trinity Industries, Inc.                                    50,000      1,082,500
------------------------------------------------------------------------------------
 Tyco International Ltd.(1)                                 165,584      7,534,072
                                                                      --------------
                                                                        19,504,552

------------------------------------------------------------------------------------
 Communication Services--2.2%
------------------------------------------------------------------------------------
 Telecommunications: Long Distance--0.6%
 Allegiance Telecom, Inc.(2)                                140,000        421,400
------------------------------------------------------------------------------------
 Brocade Communications Systems, Inc.(1,2)                   30,000        420,900
------------------------------------------------------------------------------------
 ECI Telecommunications Ltd.                                 80,000        200,000
------------------------------------------------------------------------------------
 NTL, Inc.(2)                                               130,000        403,000
------------------------------------------------------------------------------------
 WorldCom, Inc./WorldCom Group(2)                           161,000      2,421,440
                                                                      --------------
                                                                         3,866,740

------------------------------------------------------------------------------------
 Telephone Utilities--0.7%
 Adelphia Business Solutions, Inc.(2)                         3,333          3,533
------------------------------------------------------------------------------------
 SBC Communications, Inc.                                    85,000      4,005,200
------------------------------------------------------------------------------------
 Tele Norte Leste Participacoes SA (Telemar)             26,283,402        215,149
------------------------------------------------------------------------------------
 Tele Norte Leste Participacoes SA (Telemar), Preference  3,077,585         27,889
------------------------------------------------------------------------------------
 Telefonica SA, BDR                                          15,632        172,681
                                                                      --------------
                                                                         4,424,452

------------------------------------------------------------------------------------
 Telecommunications: Wireless--0.9%
 AT&T Wireless Services, Inc.(2)                            215,000      3,212,100
------------------------------------------------------------------------------------
 Gilat Satellite Networks Ltd.(2)                            48,000        252,000
------------------------------------------------------------------------------------
 Millicom International Cellular SA(2)                      203,600      2,158,160
------------------------------------------------------------------------------------
 Telesp Celular Participacoes SA                         49,153,261         94,791
                                                                      --------------
                                                                         5,717,051

------------------------------------------------------------------------------------
 Consumer Cyclicals--4.6%
------------------------------------------------------------------------------------
 Autos & Housing--0.4%
 Borg-Warner Automotive, Inc.                                46,000      1,853,800
------------------------------------------------------------------------------------
 IRSA Inversiones y Representaciones SA                     663,068        656,503
                                                                      --------------
                                                                         2,510,303

------------------------------------------------------------------------------------
 Leisure & Entertainment--1.5%
 Bally Total Fitness Holding Corp.(2)                        51,800      1,052,058
------------------------------------------------------------------------------------
 Callaway Golf Co.(1)                                       153,000      1,958,400
------------------------------------------------------------------------------------
 Host Marriott Corp.                                        190,000      1,339,500
------------------------------------------------------------------------------------
 Mattel, Inc.(2)                                            180,000      2,818,800
------------------------------------------------------------------------------------
 MGM Mirage, Inc.(2)                                         30,000        674,400
------------------------------------------------------------------------------------
 Shimano, Inc.                                              165,000      2,078,947
                                                                      --------------
                                                                         9,922,105


                    15 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS Continued

                                                                      Market Value
                                                             Shares     See Note 1
------------------------------------------------------------------------------------
 Media--0.8%
 Donnelley (R.R.) & Sons Co.(1)                              84,000   $  2,272,200
------------------------------------------------------------------------------------
 Reed International plc                                     225,000      1,856,782
------------------------------------------------------------------------------------
 South China Morning Post Holdings Ltd.                   2,356,000      1,132,765
                                                                      --------------
                                                                         5,261,747

------------------------------------------------------------------------------------
 Retail: General--0.2%
 Federated Department Stores, Inc.(2)                        49,900      1,407,180
------------------------------------------------------------------------------------
 Retail: Specialty--1.4%
 Borders Group, Inc.(2)                                     145,000      2,776,750
------------------------------------------------------------------------------------
 Children's Place Retail Stores, Inc.(2)                     31,700        568,381
------------------------------------------------------------------------------------
 Gap, Inc.(1)                                                94,000      1,123,300
------------------------------------------------------------------------------------
 Men's Wearhouse, Inc. (The)(2)                              57,000      1,030,560
------------------------------------------------------------------------------------
 Nike, Inc., Cl. B(1)                                        32,000      1,497,920
------------------------------------------------------------------------------------
 Talbots, Inc. (The)                                         40,000        898,000
------------------------------------------------------------------------------------
 Tiffany & Co.                                               27,000        584,550
------------------------------------------------------------------------------------
 Toys `R' Us, Inc.(2)                                        58,700      1,011,401
                                                                      --------------
                                                                         9,490,862

------------------------------------------------------------------------------------
 Textile/Apparel & Home Furnishings--0.3%
 Jones Apparel Group, Inc.(2)                                90,000      2,294,100
------------------------------------------------------------------------------------
 Consumer Staples--5.3%
------------------------------------------------------------------------------------
 Broadcasting--0.9%
 Clear Channel Communications, Inc.(1,2)                     21,200        842,700
------------------------------------------------------------------------------------
 Cox Radio, Inc., Cl. A(2)                                   61,900      1,248,523
------------------------------------------------------------------------------------
 EchoStar Communications Corp., Cl. A(2)                     65,000      1,512,550
------------------------------------------------------------------------------------
 Emmis Communications Corp., Cl. A(2)                        99,200      1,430,464
------------------------------------------------------------------------------------
 Societe Europeenne des Satellites                            8,600      1,002,499
                                                                      --------------
                                                                         6,036,736

------------------------------------------------------------------------------------
 Entertainment--2.2%
 Brinker International, Inc.(2)                              76,000      1,795,120
------------------------------------------------------------------------------------
 Disney (Walt) Co.                                           11,100        206,682
------------------------------------------------------------------------------------
 News Corp. Ltd. (The), Sponsored ADR, Preference(1)         60,000      1,277,400
------------------------------------------------------------------------------------
 Nintendo Co. Ltd.                                           16,000      2,297,994
------------------------------------------------------------------------------------
 Outback Steakhouse, Inc.(1,2)                               15,000        384,150
------------------------------------------------------------------------------------
 Viacom, Inc., Cl. B(2)                                     246,000      8,487,000
                                                                      --------------
                                                                        14,448,346

------------------------------------------------------------------------------------
 Food--0.6%
 Aurora Foods, Inc.(2,3)                                      7,084         14,133
------------------------------------------------------------------------------------
 ConAgra Foods, Inc.                                         89,000      1,998,050
------------------------------------------------------------------------------------
 IBP, Inc.                                                   43,852      1,037,100
------------------------------------------------------------------------------------
 Unilever NV, NY Shares                                      16,000        864,320
                                                                      --------------
                                                                         3,913,603


                    16 | OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                      Market Value
                                                             Shares     See Note 1
------------------------------------------------------------------------------------
 Household Goods--0.7%
 Wella AG                                                    93,210   $  4,108,499
------------------------------------------------------------------------------------
 Wella AG, Preference, Non-Vtg.                               9,100        429,286
                                                                      --------------
                                                                         4,537,785

------------------------------------------------------------------------------------
 Tobacco--0.9%
 Philip Morris Cos., Inc.(1)                                120,000      5,794,800
------------------------------------------------------------------------------------
 Energy--5.2%
------------------------------------------------------------------------------------
 Energy Services--1.8%
 Active Power, Inc.(2)                                       95,000        475,950
------------------------------------------------------------------------------------
 Cooper Cameron Corp.(1,2)                                   47,000      1,541,600
------------------------------------------------------------------------------------
 Core Laboratories NV(2)                                    193,300      2,485,838
------------------------------------------------------------------------------------
 Houston Exploration Co.(2)                                  40,000        992,000
------------------------------------------------------------------------------------
 Noble Drilling Corp.(2)                                     90,100      2,162,400
------------------------------------------------------------------------------------
 Petroleum Geo-Services ASA, Sponsored ADR(2)               114,800        723,240
------------------------------------------------------------------------------------
 Santa Fe International Corp.                                75,000      1,593,750
------------------------------------------------------------------------------------
 Transocean Sedco Forex, Inc.                                63,000      1,663,200
                                                                      --------------
                                                                        11,637,978

------------------------------------------------------------------------------------
 Oil: Domestic--2.1%
 Devon Energy Corp.(1)                                       75,000      2,580,000
------------------------------------------------------------------------------------
 Exxon Mobil Corp.                                           56,002      2,206,479
------------------------------------------------------------------------------------
 Murphy Oil Corp.                                            18,800      1,360,368
------------------------------------------------------------------------------------
 Ocean Energy, Inc.                                          60,000        978,000
------------------------------------------------------------------------------------
 Unocal Corp.                                               173,000      5,622,500
------------------------------------------------------------------------------------
 Westport Resources Corp.(2)                                 74,900      1,101,030
                                                                      --------------
                                                                        13,848,377

------------------------------------------------------------------------------------
 Oil: International--1.3%
 Anderson Exploration Ltd.(2)                                80,200      2,012,488
------------------------------------------------------------------------------------
 Petroleo Brasileiro SA, Preference                          33,300        639,689
------------------------------------------------------------------------------------
 Talisman Energy, Inc.                                      104,490      3,571,855
------------------------------------------------------------------------------------
 TotalFinaElf SA, Sponsored ADR                              33,000      2,229,150
                                                                      --------------
                                                                         8,453,182

------------------------------------------------------------------------------------
 Financial--6.4%
------------------------------------------------------------------------------------
 Banks--4.4%
 ABN Amro Holding NV                                         77,000      1,269,944
------------------------------------------------------------------------------------
 Bank of America Corp.(1)                                   180,000     10,512,000
------------------------------------------------------------------------------------
 Bank of New York Co., Inc. (The)                            40,000      1,400,000
------------------------------------------------------------------------------------
 BBVA Banco Frances SA                                      150,000        450,045
------------------------------------------------------------------------------------
 J.P. Morgan Chase & Co.                                    295,000     10,074,250
------------------------------------------------------------------------------------
 U.S. Bancorp                                                 7,000        155,260
------------------------------------------------------------------------------------
 UBS AG(2)                                                   33,600      1,571,395
------------------------------------------------------------------------------------


                    17 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS Continued

                                                                      Market Value
                                                             Shares     See Note 1
------------------------------------------------------------------------------------
 Banks Continued
 UniCredito Italiano SpA                                    620,000   $  2,365,816
------------------------------------------------------------------------------------
 Zions Bancorp                                               20,000      1,073,200
                                                                      --------------
                                                                        28,871,910

------------------------------------------------------------------------------------
 Diversified Financial--0.3%
 Franklin Resources, Inc.(1)                                  7,000        242,690
------------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.(1)                                18,000        730,800
------------------------------------------------------------------------------------
 Morgan Stanley Dean Witter & Co.(1)                         28,000      1,297,800
                                                                      --------------
                                                                         2,271,290

------------------------------------------------------------------------------------
 Insurance--0.5%
 ACE Ltd.(1)                                                 20,000        577,400
------------------------------------------------------------------------------------
 Hartford Financial Services Group, Inc.                     23,000      1,351,020
------------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                      12,000        948,000
------------------------------------------------------------------------------------
 Zurich Financial Services AG                                 3,300        674,698
                                                                      --------------
                                                                         3,551,118

------------------------------------------------------------------------------------
 Real Estate Investment Trusts--0.7%
 Camden Property Trust                                       35,000      1,298,500
------------------------------------------------------------------------------------
 CarrAmerica Realty Corp.                                    45,000      1,348,200
------------------------------------------------------------------------------------
 Developers Diversified Realty Corp.                         54,000        969,300
------------------------------------------------------------------------------------
 Equity Office Properties Trust                              33,500      1,072,000
                                                                      --------------
                                                                         4,688,000

------------------------------------------------------------------------------------
 Savings & Loans--0.5%
 Washington Mutual, Inc.(1)                                  89,000      3,424,720
------------------------------------------------------------------------------------
 Healthcare--5.8%
------------------------------------------------------------------------------------
 Healthcare/Drugs--4.7%
 Abbott Laboratories                                         44,000      2,281,400
------------------------------------------------------------------------------------
 American Home Products Corp.(1)                             54,000      3,145,500
------------------------------------------------------------------------------------
 AstraZeneca plc                                             61,300      2,809,897
------------------------------------------------------------------------------------
 Biogen, Inc.(1,2)                                           25,000      1,389,500
------------------------------------------------------------------------------------
 GlaxoSmithKline plc, ADR                                    42,106      2,362,989
------------------------------------------------------------------------------------
 Human Genome Sciences, Inc.(1,2)                            16,600        513,106
------------------------------------------------------------------------------------
 Humana, Inc.(2)                                             51,000        615,060
------------------------------------------------------------------------------------
 Johnson & Johnson                                           76,000      4,210,400
------------------------------------------------------------------------------------
 Merck & Co., Inc.                                           45,000      2,997,000
------------------------------------------------------------------------------------
 Millennium Pharmaceuticals, Inc.(2)                         46,000        816,960
------------------------------------------------------------------------------------
 Mylan Laboratories, Inc.(1)                                 20,000        652,400
------------------------------------------------------------------------------------
 Novartis AG                                                100,000      3,915,868
------------------------------------------------------------------------------------
 Pliva d.d., GDR(4)                                          20,000        174,000
------------------------------------------------------------------------------------
 Schering-Plough Corp.                                       68,000      2,522,800
------------------------------------------------------------------------------------
 Watson Pharmaceuticals, Inc.(1,2)                           43,600      2,385,356
                                                                      --------------
                                                                        30,792,236


                    18 | OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                      Market Value
                                                             Shares     See Note 1
------------------------------------------------------------------------------------
 Healthcare/Supplies & Services--1.1%
 Affymetrix, Inc.(1,2)                                       44,000   $    706,200
------------------------------------------------------------------------------------
 Boston Scientific Corp.(2)                                 110,000      2,255,000
------------------------------------------------------------------------------------
 Covance, Inc.(1,2)                                         140,000      2,507,400
------------------------------------------------------------------------------------
 Quintiles Transnational Corp.(2)                           110,000      1,606,000
                                                                      --------------
                                                                         7,074,600

------------------------------------------------------------------------------------
 Technology--8.2%
 Computer Hardware--2.4%
 International Business Machines Corp.(1)                   154,000     14,214,200
------------------------------------------------------------------------------------
 Juniper Networks, Inc.(1,2)                                 68,000        659,600
------------------------------------------------------------------------------------
 Stratos Lightwave, Inc.(2)                                 216,936        748,429
------------------------------------------------------------------------------------
 Sun Microsystems, Inc.(2)                                   59,600        492,892
                                                                      --------------
                                                                        16,115,121

------------------------------------------------------------------------------------
 Computer Software--1.4%
 AOL Time Warner, Inc.(1,2)                                  45,000      1,489,500
------------------------------------------------------------------------------------
 Computer Associates International, Inc.                     30,000        772,200
------------------------------------------------------------------------------------
 i2 Technologies, Inc.(2)                                   125,000        430,000
------------------------------------------------------------------------------------
 Intuit, Inc.(1,2)                                           39,200      1,403,360
------------------------------------------------------------------------------------
 Manugistics Group, Inc.(2)                                  13,500         78,570
------------------------------------------------------------------------------------
 Oracle Corp.(2)                                             70,000        880,600
------------------------------------------------------------------------------------
 Peoplesoft, Inc.(1,2)                                       95,000      1,713,800
------------------------------------------------------------------------------------
 Red Hat, Inc.(2)                                           116,000        406,000
------------------------------------------------------------------------------------
 Synopsys, Inc.(1,2)                                         45,000      1,804,946
------------------------------------------------------------------------------------
 Veritas Software Corp.(2)                                   16,000        295,040
------------------------------------------------------------------------------------
 Yahoo!, Inc.(2)                                              2,200         19,382
                                                                      --------------
                                                                         9,293,398

------------------------------------------------------------------------------------
 Communications Equipment--0.2%
 Cisco Systems, Inc.(2)                                      44,000        535,920
------------------------------------------------------------------------------------
 L.M. Ericsson Telephone Co., ADR, Cl. B                    299,500      1,045,255
                                                                      --------------
                                                                         1,581,175

------------------------------------------------------------------------------------
 Electronics--4.1%
 Analog Devices, Inc.(1,2)                                   95,000      3,106,500
------------------------------------------------------------------------------------
 Applied Micro Circuits Corp.(2)                             70,000        489,300
------------------------------------------------------------------------------------
 ASML Holding NV(2)                                          85,000        952,850
------------------------------------------------------------------------------------
 Cognex Corp.(2)                                             96,800      1,899,216
------------------------------------------------------------------------------------
 General Motors Corp., Cl. H(1,2)                            65,000        866,450
------------------------------------------------------------------------------------
 Intel Corp.(1)                                             270,000      5,518,800
------------------------------------------------------------------------------------
 International Rectifier Corp.(2)                            15,000        408,450
------------------------------------------------------------------------------------
 JDS Uniphase Corp.(2)                                       89,100        563,112
------------------------------------------------------------------------------------


                    19 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS Continued

                                                                      Market Value
                                                             Shares     See Note 1
------------------------------------------------------------------------------------
 Electronics Continued
 Keyence Corp.                                               13,530   $  1,817,175
------------------------------------------------------------------------------------
 KLA-Tencor Corp.(1,2)                                       59,000      1,863,220
------------------------------------------------------------------------------------
 Lam Research Corp.(1,2)                                    103,000      1,745,850
------------------------------------------------------------------------------------
 National Semiconductor Corp.(1,2)                           65,000      1,433,250
------------------------------------------------------------------------------------
 Sony Corp.                                                  13,000        479,057
------------------------------------------------------------------------------------
 STMicroelectronics NV, NY Registered Shares                 88,000      1,891,120
------------------------------------------------------------------------------------
 Teradyne, Inc.(1,2)                                        122,000      2,379,000
------------------------------------------------------------------------------------
 Waters Corp.(1,2)                                           57,000      2,038,890
                                                                      --------------
                                                                        27,452,240

------------------------------------------------------------------------------------
 Photography--0.1%
 Xerox Corp.(1)                                              48,200        373,550
------------------------------------------------------------------------------------
 Transportation--1.1%
 Air Transportation--0.3%
 Delta Air Lines, Inc.                                       38,500      1,014,475
------------------------------------------------------------------------------------
 Singapore Airlines Ltd.                                    144,000        652,174
                                                                      --------------
                                                                         1,666,649

------------------------------------------------------------------------------------
 Railroads & Truckers--0.6%
 Burlington Northern Santa Fe Corp.                          76,500      2,046,375
------------------------------------------------------------------------------------
 Swift Transportation Co., Inc.(2)                          120,000      2,124,000
                                                                      --------------
                                                                         4,170,375

------------------------------------------------------------------------------------
 Shipping--0.2%
 United Parcel Service, Inc., Cl. B                          21,000      1,091,580
------------------------------------------------------------------------------------
 Utilities--1.0%
------------------------------------------------------------------------------------
 Electric Utilities--0.6%
 Edison International                                        53,100        698,796
------------------------------------------------------------------------------------
 Energy East Corp.                                           61,000      1,226,710
------------------------------------------------------------------------------------
 Northeast Utilities Co.                                    100,000      1,873,000
                                                                      --------------
                                                                         3,798,506

------------------------------------------------------------------------------------
 Gas Utilities--0.4%
 Dynegy, Inc.(1)                                             46,000      1,593,900
------------------------------------------------------------------------------------
 El Paso Corp.                                               31,000      1,288,050
                                                                      --------------
                                                                         2,881,950
                                                                      --------------
 Total Common Stocks (Cost $269,736,501)                               320,343,883


                    20 | OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                      Market Value
                                                             Shares     See Note 1
------------------------------------------------------------------------------------
 Preferred Stocks--0.4%
 Qwest Trends Trust, 5.75% Cv.(4)                            60,000   $  2,092,500
------------------------------------------------------------------------------------
 Sovereign Capital Trust II, 7.50% Cv. Preferred
 Income Equity Redeemable Stock, Units (each unit
 consists of one preferred plus one warrant to
 purchase 5.3355 shares of Sovereign Bancorp
 common stock)                                               12,500        728,125
                                                                      --------------
 Total Preferred Stocks (Cost $3,279,681)                                2,820,625

                                                              Units
------------------------------------------------------------------------------------
 Rights, Warrants and Certificates--0.0%
 Comunicacion Celular SA Wts., Exp. 11/15/03(2,3)               300              6
------------------------------------------------------------------------------------
 Covergent Communications, Inc. Wts., Exp. 4/1/08(2,3)        1,000            875
------------------------------------------------------------------------------------
 In-Flight Phone Corp. Wts., Exp. 8/31/02(2,3)                  300             --
                                                                      --------------
 Total Rights, Warrants and Certificates (Cost $0)                             881

                                                          Principal
                                                             Amount
------------------------------------------------------------------------------------
 Mortgage-Backed Obligations--7.7%
 Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
 Participation Certificates, Series 151, Cl. F, 9%,
 5/15/21                                                $   336,921        359,768
------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
 Pass-Through Certificates, 7%, 5/1/29                    5,165,163      5,356,430
------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Interest-Only Stripped Mtg.-Backed Security:
 Series 199, Cl. IO, 16.99%, 8/1/28(5)                    1,134,170        227,543
 Series 203, Cl. IO, 13.73%, 6/15/29(5)                  12,592,124      2,593,191
 Series 204, Cl. IO, 11.10%, 5/15/29(5)                  11,407,570      2,416,979
------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 5/1/16                                              19,634,497     19,982,226
 6.50%, 12/1/27-2/1/28                                    6,478,030      6,621,180
------------------------------------------------------------------------------------
 Government National Mortgage Assn.:
 7%, 4/15/26                                              2,266,594      2,361,157
 7.375%, 3/20/26                                            219,568        223,069
 7.50%, 5/15/27                                           9,125,315      9,560,775
------------------------------------------------------------------------------------
 Mortgage Capital Funding, Inc., Multifamily Mtg.
 Pass-Through Certificates, Series 1996-MC1,
 Cl. G, 7.15%, 6/15/06(4)                                   400,000        369,437
------------------------------------------------------------------------------------
 Resolution Trust Corp., Commercial Mtg. Pass-Through
 Certificates, Series 1994-C2, Cl. E, 8%, 4/25/25           372,638        370,496
------------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII, Inc.,
 Commercial Mtg. Pass-Through Certificates:
 Series 1996-B, Cl. 1, 7.136%, 4/25/26(3)                   265,268        195,801
 Series 1996-C1, Cl. F, 8.873%, 1/20/28(6)                  250,000        210,000
                                                                      --------------
 Total Mortgage-Backed Obligations (Cost $49,557,245)                   50,848,052


                    21 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
------------------------------------------------------------------------------------
 U.S. Government Obligations--13.2%
 U.S. Treasury Bonds:
 6%, 2/15/26                                            $   500,000   $    533,555
 6.50%, 11/15/26                                            360,000        409,022
 8.875%, 8/15/17                                          3,650,000      5,040,993
 10.75%, 5/15/03                                          1,190,000      1,341,307
------------------------------------------------------------------------------------
 U.S. Treasury Bonds, STRIPS:
 6.30%, 8/15/25(7)                                       15,300,000      3,713,325
 6.54%, 8/15/15(7)                                        8,500,000      3,855,949
 7.10%, 11/15/18(7)                                       9,350,000      3,518,639
 7.31%, 8/15/19(7)                                       10,200,000      3,677,661
------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 5.875%, 9/30/02-2/15/04                                 30,000,000     31,482,825
 6.125%, 12/31/01                                        15,000,000     15,137,700
 6.25%, 2/15/03-2/15/07                                  12,130,000     13,052,479
 6.50%, 10/15/06                                          4,640,000      5,168,890
 7.50%, 5/15/02                                             327,000        337,233
                                                                      --------------
 Total U.S. Government Obligations (Cost $81,510,870)                   87,269,578

------------------------------------------------------------------------------------
 Foreign Government Obligations--13.2%
 Argentina--1.7%
 Argentina (Republic of) Nts.:
 11.75%, 2/12/07(4) [ARP]                                   150,000         71,632
 14.10%, 11/30/02(6)                                     13,125,000      9,745,312
------------------------------------------------------------------------------------
 Argentina (Republic of) Par Bonds, 6%, 3/31/236          2,335,000      1,427,269
                                                                      --------------
                                                                        11,244,213

------------------------------------------------------------------------------------
 Australia--0.3%
 New South Wales Treasury Corp. Gtd. Bonds, 7%,
 4/1/04 [AUD]                                             1,570,000        817,249
------------------------------------------------------------------------------------
 Queensland Treasury Corp. Global Exchangeable Gtd. Nts.,
 10.50%, 5/15/03 [AUD]                                    2,590,000      1,400,111
                                                                      --------------
                                                                         2,217,360

------------------------------------------------------------------------------------
 Brazil--3.3%
 Brazil (Federal Republic of) Debt Capitalization Bonds,
 Series 20 yr., 8%, 4/15/14                              21,180,252     14,323,145
------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Eligible Interest Bonds,
 5.438%, 4/15/06(6)                                       9,080,000      7,581,800
                                                                      --------------
                                                                        21,904,945

------------------------------------------------------------------------------------
 Canada--2.1%
 Canada (Government of) Bonds:
 6.50%, 6/1/04 [CAD]                                     13,320,000      8,992,286
 8.75%, 12/1/05 [CAD]                                       495,000        364,308
 11.75%, 2/1/03 [CAD]                                       290,000        204,142
 Series WL43, 5.75%, 6/1/29 [CAD]                         7,130,000      4,502,231
                                                                      --------------
                                                                        14,062,967


                    22 | OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
--------------------------------------------------------------------------------------------------
 Denmark--0.5%
 Denmark (Kingdom of) Bonds, 8%, 3/15/06 [DKK]                            21,900,000  $  3,055,808
--------------------------------------------------------------------------------------------------
 Finland--0.1%
 Finland (Republic of) Bonds, Series RG, 9.50%,
 3/15/04 [EUR]                                                               672,751       692,384
--------------------------------------------------------------------------------------------------
 Germany--0.2%
 Germany (Republic of) Bonds, Series 94, 6.25%,
 1/4/24 [EUR]                                                              1,362,592     1,355,201
--------------------------------------------------------------------------------------------------
 Great Britain--1.2%
 United Kingdom Treasury Bonds:
 7%, 6/7/02 [GBP]                                                          2,415,000     3,611,439
 7.25%, 12/7/07 [GBP]                                                      2,400,000     3,966,426
 10%, 9/8/03 [GBP]                                                           325,000       525,179
                                                                                      ------------
                                                                                         8,103,044

--------------------------------------------------------------------------------------------------
 Mexico--0.0%
 United Mexican States Bonds, Series RG, 16.50%,
 9/1/08(3) [GBP]                                                              35,000        70,987
--------------------------------------------------------------------------------------------------
 New Zealand--2.7%
 New Zealand (Government of) Bonds, 10%, 3/15/02 [NZD]                    42,705,000    17,749,676
--------------------------------------------------------------------------------------------------
 Philippines--0.2%
 Philippines (Republic of) Bonds, 8.60%, 6/15/27(3)                        1,500,000       978,750
--------------------------------------------------------------------------------------------------
 Poland--0.7%
 Poland (Republic of) Bonds, Series 0403, Zero Coupon,
 14.37%, 4/21/03(7) [PLZ]                                                 23,285,000     4,549,186
--------------------------------------------------------------------------------------------------
 South Africa--0.2%
 Eskom Depositary Receipts, Series E168, 11%,
 6/1/08 [ZAR]                                                              6,430,000       714,517
--------------------------------------------------------------------------------------------------
 Eskom Sec. Bonds, Series E168, 11%, 6/1/08 [ZAR]                          3,000,000       333,367
                                                                                      ------------
                                                                                         1,047,884

--------------------------------------------------------------------------------------------------
 Spain--0.0%
 Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
 10.30%, 6/15/02 [EUR]                                                       235,296       224,174
                                                                                      ------------
 Total Foreign Government Obligations (Cost $99,357,609)                                87,256,579

--------------------------------------------------------------------------------------------------
 Loan Participations--0.1%
 Morocco (Kingdom of) Loan Participation Agreement,
 Tranche A, 5.094%, 1/1/09(3,6) (Cost $441,922)                              474,999       409,687

--------------------------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes--7.6%
 ABN AMRO Bank NV (NY Branch), 7.125% Sub. Nts.,
 Series B, 10/15/93                                                          500,000       501,739
--------------------------------------------------------------------------------------------------
 Adelphia Communications Corp.:
 9.375% Sr. Nts., 11/15/09                                                   750,000       645,000
 10.25% Sr. Unsec. Sub. Nts., 6/15/11                                        500,000       437,500
 10.50% Sr. Unsec. Nts., Series B, 7/15/04                                   500,000       478,750
 10.875% Sr. Unsec. Nts., 10/1/10                                            335,000       299,825
--------------------------------------------------------------------------------------------------
 AES Corp. (The), 8.875% Sr. Unsec. Nts., 2/15/11                            600,000       510,000
--------------------------------------------------------------------------------------------------
 AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                   695,000       681,100


                    23 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS Continued

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
--------------------------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
 Allied Waste North America, Inc.:
 8.875% Sr. Sec. Nts., 4/1/08(4)                                         $   400,000  $    410,000
 10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                                1,000,000     1,005,000
--------------------------------------------------------------------------------------------------
 AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                 600,000       525,000
--------------------------------------------------------------------------------------------------
 American Cellular Corp., 9.50% Sr. Sub. Nts., 10/15/09                    1,300,000     1,215,500
--------------------------------------------------------------------------------------------------
 American International Group, Inc.,
 11.70% Unsec. Unsub. Bonds, 12/4/01 [ITL]                                95,000,000        45,254
--------------------------------------------------------------------------------------------------
 American Tower Corp., 9.375% Sr. Nts., 2/1/09                               800,000       674,000
--------------------------------------------------------------------------------------------------
 Amgen, Inc., 8.125% Unsec. Debs., 4/1/97                                    110,000       109,680
--------------------------------------------------------------------------------------------------
 Amkor Technology, Inc., 9.25% Sr. Unsec. Nts., 5/1/06                       400,000       326,000
--------------------------------------------------------------------------------------------------
 AMRESCO, Inc., 10% Sr. Sub. Nts., Series 97-A, 3/15/04(8)                   200,000        77,000
--------------------------------------------------------------------------------------------------
 Amtran, Inc., 10.50% Sr. Nts., 8/1/04                                       500,000       252,500
--------------------------------------------------------------------------------------------------
 Aracruz Celulose SA, 10.375% Debs., 1/31/02(4)                              320,000       321,600
--------------------------------------------------------------------------------------------------
 Aurora Foods, Inc., 8.75% Sr. Sub. Nts.,
 Series B, 7/1/08                                                            400,000       320,000
--------------------------------------------------------------------------------------------------
 Bank of America Corp., 7.80% Jr. Unsec Sub. Nts., 2/15/10                   500,000       558,026
--------------------------------------------------------------------------------------------------
 Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                                     350,000       155,312
--------------------------------------------------------------------------------------------------
 Calpine Corp.:
 8.50% Sr. Unsec. Nts., 2/15/11                                              600,000       582,679
 8.75% Sr. Nts., 7/15/07                                                     150,000       147,486
--------------------------------------------------------------------------------------------------
 Canandaigua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06                    750,000       758,437
--------------------------------------------------------------------------------------------------
 Caterpillar, Inc., 7.375% Unsec. Debs., 3/1/97                              500,000       516,508
--------------------------------------------------------------------------------------------------
 Celcaribe SA, 14.50% Sr. Sec. Nts., 3/15/04(3)                              350,000       211,750
--------------------------------------------------------------------------------------------------
 Charter Communications Holdings LLC/Charter
 Communications Holdings Capital Corp.:
 0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(9)                                 1,250,000       809,375
 10% Sr. Nts., 4/1/09                                                        900,000       870,750
--------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp., 8.125% Sr. Unsec. Nts., 4/1/11                     600,000       567,000
--------------------------------------------------------------------------------------------------
 Citigroup, Inc., 6.875% Unsec. Nts., 2/15/98                                550,000       532,527
--------------------------------------------------------------------------------------------------
 Coca-Cola Co. (The), 7.375% Unsec. Debs., 7/29/93                           440,000       460,185
--------------------------------------------------------------------------------------------------
 Comcast UK Cable Partner Ltd., 11.20% Sr. Unsec. Disc. Debs., 11/15/07      850,000       590,750
--------------------------------------------------------------------------------------------------
 Conoco, Inc., 6.95% Sr. Unsec. Nts., 4/15/29                                500,000       473,600
--------------------------------------------------------------------------------------------------
 Crown Castle International Corp., 9% Sr. Nts., 5/15/11                      400,000       334,000
--------------------------------------------------------------------------------------------------
 Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 7/1/08                   400,000       380,000
--------------------------------------------------------------------------------------------------
 D.R. Horton, Inc., 9.75% Sr. Sub. Nts., 9/15/10                             600,000       585,000
--------------------------------------------------------------------------------------------------
 Diamond Cable Communications plc, 11.75% Sr. Disc. Nts., 12/15/05           300,000       124,500
--------------------------------------------------------------------------------------------------
 Dobson Communications Corp., 10.875% Sr. Unsec. Nts., 7/1/10                600,000       616,500
--------------------------------------------------------------------------------------------------
 Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04                            1,400,000       441,000
--------------------------------------------------------------------------------------------------
 Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                  100,000        93,500
--------------------------------------------------------------------------------------------------
 EchoStar Broadband Corp., 10.375% Sr. Unsec. Nts., 10/1/07                1,200,000     1,218,000
--------------------------------------------------------------------------------------------------
 EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                          700,000       687,750
--------------------------------------------------------------------------------------------------
 El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11          250,000       283,250
--------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Nts., 7.125%, 1/15/30                       500,000       567,532


                    24 | OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
--------------------------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
 Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07            $   600,000  $    597,000
--------------------------------------------------------------------------------------------------
 Fletcher Challenge Ltd.:
 8.05% Cv. Nts., 6/15/03 [NZD]                                                12,500         5,172
 10% Cv. Unsec. Sub. Nts., 4/30/05 [NZD]                                      12,500         5,494
--------------------------------------------------------------------------------------------------
 Focal Communications Corp., 11.875% Sr. Unsec. Nts., Series B, 1/15/10      500,000       102,500
--------------------------------------------------------------------------------------------------
 Ford Motor Co., 7.70% Unsec. Debs., 5/15/97                                 500,000       468,885
--------------------------------------------------------------------------------------------------
 Forest Oil Corp., 10.50% Sr. Unsec. Sub. Nts., 1/15/06                      600,000       631,500
--------------------------------------------------------------------------------------------------
 Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09                               250,000       266,250
--------------------------------------------------------------------------------------------------
 Global Crossing Holdings Ltd., 9.625% Sr. Unsec. Nts., 5/15/08              300,000       130,500
--------------------------------------------------------------------------------------------------
 Goldman Sachs Group, Inc. (The), 7.80% Sr. Unsec. Unsub. Nts.,
 Series B, 1/28/10                                                           500,000       545,778
--------------------------------------------------------------------------------------------------
 Grupo Posadas SA de CV, 10.375% Unsec. Unsub. Bonds, 2/13/02(3)              25,000        25,031
--------------------------------------------------------------------------------------------------
 Hayes Lemmerz International, Inc., 11.875% Sr. Nts., 6/15/06(4)             500,000       267,500
--------------------------------------------------------------------------------------------------
 Horseshoe Gaming LLC, 8.625% Sr. Sub. Nts., 5/15/09                         600,000       591,000
--------------------------------------------------------------------------------------------------
 Huntsman Corp./ICI Chemical Co. plc,
 Zero Coupon Sr. Unsec. Disc. Nts., 13.08%, 12/31/09(7)                    1,000,000       215,000
--------------------------------------------------------------------------------------------------
 International Business Machines Corp., 7.125% Sr. Unsec
 Unsub. Debs., 12/1/96                                                       500,000       488,618
--------------------------------------------------------------------------------------------------
 International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05      500,000       452,500
--------------------------------------------------------------------------------------------------
 IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts., Series B, 4/1/09(3)            600,000       543,000
--------------------------------------------------------------------------------------------------
 Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03              500,000       357,500
--------------------------------------------------------------------------------------------------
 KB Home, 7.75% Sr. Nts., 10/15/04                                           400,000       382,000
--------------------------------------------------------------------------------------------------
 Lamar Advertising Co., 9.625% Sr. Unsec. Sub. Nts., 12/1/06                 100,000       100,500
--------------------------------------------------------------------------------------------------
 Leap Wireless International, Inc., 12.50% Sr. Nts., 4/15/10                 600,000       393,000
--------------------------------------------------------------------------------------------------
 Level 3 Communications, Inc.:
 9.125% Sr. Unsec. Nts., 5/1/08                                            1,000,000       422,500
 11% Sr. Unsec. Nts., 3/15/08                                                300,000       135,000
--------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                  300,000       184,500
--------------------------------------------------------------------------------------------------
 Lyondell Chemical Co.:
 9.625% Sr. Sec. Nts., Series A, 5/1/07                                      300,000       276,750
 9.875% Sec. Nts., Series B, 5/1/07                                          600,000       553,500
--------------------------------------------------------------------------------------------------
 Meristar Hospitality Corp.:
 8.75% Sr. Unsec. Sub. Nts., 8/15/07                                         500,000       382,500
 9.125% Sr. Nts., 1/15/11(4)                                                 250,000       198,750
--------------------------------------------------------------------------------------------------
 Metris Cos., Inc., 10% Sr. Unsec. Nts., 11/1/04                             300,000       259,500
--------------------------------------------------------------------------------------------------
 MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts., 2/1/11                       600,000       543,000
--------------------------------------------------------------------------------------------------
 Millicom International Cellular SA, 13.50% Sr. Disc. Nts., 6/1/06         1,500,000       967,500
--------------------------------------------------------------------------------------------------
 Motorola, Inc., 5.22% Unsec. Debs., 10/1/97                                 170,000       101,255
--------------------------------------------------------------------------------------------------
 News America Holdings, Inc., 8.50% Sr. Nts., 2/15/05                      1,000,000     1,092,685
--------------------------------------------------------------------------------------------------
 Nextel Communications, Inc., 0%/9.95% Sr. Disc. Nts., 2/15/08(9)            300,000       159,750
--------------------------------------------------------------------------------------------------
 NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                         152,000       153,520
--------------------------------------------------------------------------------------------------
 Norfolk Southern Corp., 7.90% Sr. Bonds, 5/15/97                            500,000       503,289



                    25 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS Continued

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
--------------------------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
 NTL, Inc.:
 0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08(9)                  $   500,000  $    161,250
 10% Sr. Nts., Series B, 2/15/07                                           1,300,000       624,000
--------------------------------------------------------------------------------------------------
 Ocwen Financial Corp., 11.875% Nts., 10/1/03                                325,000       312,000
--------------------------------------------------------------------------------------------------
 Omnipoint Corp., 11.50% Sr. Nts., 9/15/09(4)                                250,000       287,500
--------------------------------------------------------------------------------------------------
 ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04(2,3,8)       155,000         2,712
--------------------------------------------------------------------------------------------------
 R&B Falcon Corp., 9.50% Sr. Unsec. Nts., 12/15/08                           750,000       883,981
--------------------------------------------------------------------------------------------------
 Repap New Brunswick, Inc., 11.50% Sr. Sec. Nts., 6/1/04                     300,000       343,500
--------------------------------------------------------------------------------------------------
 Revlon Consumer Products Corp., 9% Sr. Nts., 11/1/06                        200,000       154,000
--------------------------------------------------------------------------------------------------
 Riverwood International Corp.:
 10.625% Sr. Unsec. Nts., 8/1/07                                             500,000       507,500
 10.875% Sr. Sub. Nts., 4/1/08                                               250,000       226,250
--------------------------------------------------------------------------------------------------
 Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec. Debs., 12/1/07     1,300,000     1,378,000
--------------------------------------------------------------------------------------------------
 Rohm & Haas Co., 7.85% Unsec. Debs., 7/15/29                                500,000       530,440
--------------------------------------------------------------------------------------------------
 Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08               750,000       731,250
--------------------------------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc.:
 8.75% Sr. Sub. Nts., 12/15/07                                             1,100,000       973,500
 9% Sr. Unsec. Sub. Nts., 7/15/07                                            375,000       339,375
 10% Sr. Sub. Nts., 9/30/05                                                  300,000       288,000
--------------------------------------------------------------------------------------------------
 Sterling Chemicals, Inc., 12.375% Sr. Sec. Nts., Series B, 7/15/06(8)       400,000       316,000
--------------------------------------------------------------------------------------------------
 Subic Power Corp.:
 9.50% Sr. Sec. Nts., 12/28/08                                               258,620       221,121
 9.50% Sr. Sec. Nts., 12/28/08(4)                                             51,724        44,224
--------------------------------------------------------------------------------------------------
 Sun Healthcare Group, Inc., 9.375% Sr. Sub. Nts., 5/1/08(2,3,8)             400,000            60
--------------------------------------------------------------------------------------------------
 Telewest Communications plc, 11% Sr. Disc. Debs., 10/1/07                 1,000,000       640,000
--------------------------------------------------------------------------------------------------
 Tenet Healthcare Corp.:
 8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08                              300,000       321,750
 9.25% Sr. Nts., 9/1/10                                                      300,000       355,500
--------------------------------------------------------------------------------------------------
 Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04(8)               950,000       992,750
--------------------------------------------------------------------------------------------------
 Tritel PCS, Inc., 10.375% Sr. Sub. Nts., 1/15/11                            600,000       513,000
--------------------------------------------------------------------------------------------------
 Triton PCS, Inc., 9.375% Sr. Unsec. Sub. Nts., 2/1/11                       400,000       393,000
--------------------------------------------------------------------------------------------------
 TV Azteca SA de CV, 10.50% Sr. Nts., Series B, 2/15/07                      200,000       170,500
--------------------------------------------------------------------------------------------------
 Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03                          500,000       470,000
--------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV,
 10.875% Sr. Unsec. Nts., Series B, 8/1/09                                   400,000        58,000
--------------------------------------------------------------------------------------------------
 United Rentals, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 4/1/09             500,000       437,500
--------------------------------------------------------------------------------------------------
 United States Steel LLC, 10.75% Sr. Nts., 8/1/08                            700,000       654,500
--------------------------------------------------------------------------------------------------
 Vodafone Group plc, 7.75% Unsec. Unsub. Nts., 2/15/10                       500,000       547,995
--------------------------------------------------------------------------------------------------
 VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09             1,082,000     1,222,660
--------------------------------------------------------------------------------------------------
 Wal-Mart Stores, Inc., 7.55% Sr. Unsec. Nts., 2/15/30                       500,000       559,677
--------------------------------------------------------------------------------------------------
 WorldCom, Inc., 6.95% Sr. Unsec. Nts., 8/15/28                              500,000       437,823
--------------------------------------------------------------------------------------------------
 Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07                     700,000       577,500
                                                                                      ------------
 Total Non-Convertible Corporate Bonds and Notes (Cost $54,259,132)                     50,580,410


                    26 | OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
--------------------------------------------------------------------------------------------------
 Convertible Corporate Bonds and Notes--1.8%
 Alkermes, Inc., 3.75% Cv. Sub. Nts., 2/15/07                            $ 2,100,000  $  1,252,125
--------------------------------------------------------------------------------------------------
 CNET Networks, Inc., 5% Cv. Unsec. Nts., 3/1/06                           3,000,000     1,646,250
--------------------------------------------------------------------------------------------------
 Gilat Satellite Networks Ltd., 4.25% Cv. Unsec. Sub. Nts., 3/15/05        1,500,000       853,125
--------------------------------------------------------------------------------------------------
 Human Genome Sciences, Inc., 3.75% Cv. Unsec. Nts., 3/15/07                 750,000       515,625
--------------------------------------------------------------------------------------------------
 Incyte Genomics, Inc., 5.50% Cv. Unsec. Nts., 2/1/07                      2,500,000     1,756,250
--------------------------------------------------------------------------------------------------
 Quanex Corp., 6.88% Cv. Unsec. Sub. Nts., 6/30/07                         1,200,000     1,141,500
--------------------------------------------------------------------------------------------------
 RF Micro Devices, Inc., 3.75% Cv. Nts., 8/15/05                           2,250,000     1,729,688
--------------------------------------------------------------------------------------------------
 Sepracor, Inc., 5% Cv. Sub. Nts., 2/15/07                                 2,000,000     1,370,000
--------------------------------------------------------------------------------------------------
 Sunrise Assisted Living, Inc., 5.50% Cv. Nts., 6/15/02                    1,000,000     1,002,500
--------------------------------------------------------------------------------------------------
 Vitesse Semiconductor Corp., 4% Cv. Sub. Nts., 3/15/05                    1,000,000       796,250
                                                                                      ------------
 Total Convertible Corporate Bonds and Notes (Cost $13,028,248)                         12,063,313

--------------------------------------------------------------------------------------------------
 Structured Instruments--0.0%
 Credit Suisse First Boston Corp. (New York Branch),
 Carnival Corp. Equity Linked Nts., 7%, 7/17/02(3) (Cost $252,564)           255,000       270,300
--------------------------------------------------------------------------------------------------
 Repurchase Agreements--5.5%
 Repurchase agreement with Banque Nationale De Paris, 3.20%, dated 9/28/01, to be repurchased at $36,202,651 on 10/1/01, collateralized by U.S. Treasury Bonds, 5.375%-13.75%, 8/15/04-2/15/31,
 with a value of $21,471,872 and U.S. Treasury Nts., 6.25%-6.75%,
 1/31/02-5/15/05, with a value of $15,595,896 (Cost $36,193,000)          36,193,000    36,193,000
--------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $607,616,772)                                97.9%  648,056,308
--------------------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                                 2.1    13,977,351
                                                                         -------------------------
 Net Assets                                                                    100.0% $662,033,659
                                                                         =========================


                    27 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP Argentine Peso               GBP British Pound Sterling
AUD Australian Dollar            ITL Italian Lira
CAD Canadian Dollar              NZD New Zealand Dollar
DKK Danish Krone                 PLZ Polish Zloty
EUR Euro                         ZAR South African Rand

1. A sufficient amount of liquid assets has been designated to cover outstanding written call and put options, as follows:

                                  Contracts      Expiration   Exercise     Premium  Market Value
                            Subject to Call            Date      Price    Received    See Note 1
------------------------------------------------------------------------------------------------
 ACE Ltd.                               200        11/19/01    $ 40.00    $ 64,505       $ 1,000
 Affymetrix, Inc.                       138        11/19/01      65.00      29,945            --
 Alcoa, Inc.                             90        10/22/01      45.00      15,479            --
 American Home Products Corp.            90        10/22/01      70.00      14,130            --
 Analog Devices, Inc.                   140         3/18/02      65.00      64,269         5,600
 Analog Devices, Inc.                   130        12/24/01      80.00      45,108            --
 AOL Time Warner, Inc.                  210        10/22/01      70.00      25,469            --
 Bank of America Corp.                  200         2/18/02      70.00      58,398        17,000
 Bank of America Corp.                  200         2/18/02      75.00      30,941         8,000
 Biogen, Inc.                           125         1/21/02      85.00      14,000         3,125
 Brocade Communications Systems, Inc.    55         1/21/02      70.00       9,735            --
 Callaway Golf Co.                      200        11/19/01      30.00      37,399            --
 Clear Channel Communications, Inc.     120        10/22/01      75.00      21,239            --
 Coherent, Inc.                         140         2/18/02      40.00      61,178        18,200
 Cooper Cameron Corp.                   100        11/19/01      80.00      56,698            --
 Covance, Inc.                          200         2/18/02      30.00      24,399            --
 Covance, Inc.                          180        11/19/01      17.50      35,459        29,700
 Devon Energy Corp.                     130         4/22/02      60.00      28,281         2,600
 Donnelley (R.R.) & Sons Co.             15         3/18/02      30.00       4,005         1,500
 Donnelley (R.R.) & Sons Co.             96        12/24/01      30.00      19,711         4,320
 Donnelley (R.R.) & Sons Co.             50        12/24/01      35.00       4,200            --
 Dow Chemical Co.                        60         3/18/02      45.00       7,620         1,800
 Dynegy, Inc.                           150        12/24/01      50.00      61,048         3,000
 Engelhard Corp.                        250        10/22/01      25.00      61,748         3,750
 Engelhard Corp.                        250        10/22/01      30.00      23,499            --
 Franklin Resources, Inc.                70        10/22/01      50.00      14,140            --
 Gap, Inc.                              493         3/18/02      35.00      87,258            --
 General Motors Corp., Cl. H            300        12/24/01      30.00      47,098            --
 General Motors Corp., Cl. H            350        12/24/01      25.00      96,884            --
 Georgia-Pacific Corp.                  200         4/22/02      45.00      29,300         6,000
 Goodrich Corp.                         150        11/19/01      45.00      28,799            --
 Human Genome Sciences, Inc.             56        10/22/01      90.00      51,910            --
 Intel Corp.                             35        10/22/01      45.00       4,270            --
 International Business Machines Corp.  224         4/22/02     130.00      55,326        23,520
 International Business Machines Corp.   30        10/22/01     150.00       8,760            --
 Intuit, Inc.                           113         1/21/02      55.00      35,820        11,865
 Intuit, Inc.                            70         4/22/02      50.00      24,412        23,100
 Intuit, Inc.                            29        10/22/01      50.00       7,743            --
 Juniper Networks, Inc.                 264         1/21/02      50.00      29,567         1,320
 KLA-Tencor Corp.                       250        12/24/01      80.00     153,274            --
 Lam Research Corp.                     350        12/24/01      55.00      81,197            --
 Merrill Lynch & Co., Inc.               50        10/22/01      85.00      12,350            --
 Millipore Corp.                         90         1/21/02      70.00      47,428         4,500
 Morgan Stanley Dean Witter & Co.       100        10/22/01      85.00      28,699            --
 Mylan Laboratories, Inc.               200        10/22/01      30.00      32,065        64,000


                    28 | OPPENHEIMER MULTIPLE STRATEGIES FUND

Footnotes to Statement of Investments Continued

                                  Contracts      Expiration   Exercise     Premium  Market Value
                            Subject to Call            Date      Price    Received    See Note 1
------------------------------------------------------------------------------------------------
 National Semiconductor Corp.           280         2/18/02     $40.00  $  112,556    $    8,400
 National Semiconductor Corp.           280        11/19/01      40.00      73,358            --
 News Corp. Ltd. (The), Sponsored ADR,
  Preference                            300        10/22/01      40.00      23,699            --
 Nike, Inc., Cl. B                       59         1/21/02      60.00       8,083         4,720
 Outback Steakhouse, Inc.                75         2/18/02      30.00      20,774         7,500
 Outback Steakhouse, Inc.                20         2/18/02      35.00       2,140           500
 Peoplesoft, Inc.                       150         1/21/02      65.00      41,549            --
 Peoplesoft, Inc.                       150        10/22/01      55.00      25,049            --
 Philip Morris Cos., Inc.               350        12/24/01      60.00     103,947         5,250
 Synopsys, Inc.                         450         3/18/02      55.00     313,640        87,750
 Teradyne, Inc.                         225        10/22/01      45.00      87,072            --
 Titan Corp. (The)                      150        10/22/01      25.00      38,878            --
 Titan Corp. (The)                      150        10/22/01      30.00      19,859            --
 Tyco International Ltd.                360        10/22/01      40.00      85,317            --
 Tyco International Ltd.                106        10/22/01      65.00      17,701         1,060
 Washington Mutual, Inc.                 53        10/22/01      40.00       8,851         6,757
 Washington Mutual, Inc.                 53        10/22/01      43.38       3,922         1,193
 Waters Corp.                           114         2/18/02      45.00      11,227        25,080
 Watson Pharmaceuticals, Inc.           160         1/21/02      75.00      36,719           800
 Xerox Corp.                            482        10/22/01      12.50      58,802            --
                                                                        ------------------------
                                                                         2,787,906       382,910
                                                                        ------------------------
                                  Contracts
                             Subject to Put
------------------------------------------------------------------------------------------------
 Brocade Communications Systems, Inc.   125        10/22/01      35.00     114,469       250,000
 Brocade Communications Systems, Inc.   100        10/22/01      17.50      26,699        42,000
 Cisco Systems, Inc.                    100        10/22/01      15.00      19,699        30,000
 Cisco Systems, Inc.                    150        10/22/01      20.00      45,486       115,500
 Peoplesoft, Inc.                       200        10/22/01      15.00      49,398        18,000
 Sun Microsystems, Inc.                 150        10/22/01      15.00      38,924       102,000
 Sun Microsystems, Inc.                 204        10/22/01      17.50      63,136       183,600
 Yahoo!, Inc.                           200        10/22/01      10.00      31,899        28,000
 Yahoo!, Inc.                           300        10/22/01      12.50      70,348       105,000
                                                                        ------------------------
                                                                           460,058       874,100
                                                                        ------------------------
                                                                        $3,247,964    $1,257,010
                                                                        ========================

2. Non-income-producing security.
3. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,237,143 or 0.64% of the Fund's net assets as of September 30, 2001.
5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
6. Represents the current interest rate for a variable or increasing rate security.
7. Zero-coupon bond reflects the effective yield on the date of purchase.
8. Issuer is in default.
9. Denotes a step bond: a zero-coupon bond that converts to a fixed or variable interest rate at a designated future date.

See accompanying Notes to Financial Statements.


                    29 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES                          September 30, 2001

 Assets
 Investments, at value (cost $607,616,772)--see accompanying statement                  $648,056,308
----------------------------------------------------------------------------------------------------
 Cash                                                                                        537,039
----------------------------------------------------------------------------------------------------
 Cash used for collateral on written puts                                                 10,467,650
----------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest, dividends and principal paydowns                                                6,151,684
 Investments sold                                                                          3,100,911
 Shares of beneficial interest sold                                                          556,352
 Other                                                                                         1,268
                                                                                        ------------
 Total assets                                                                            668,871,212

----------------------------------------------------------------------------------------------------
 Liabilities
 Options written, at value (premiums received $3,247,964)--see accompanying statement      1,257,010
----------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                     4,633,948
 Shares of beneficial interest redeemed                                                      296,215
 Distribution and service plan fees                                                          371,523
 Trustees' compensation                                                                      128,248
 Shareholder reports                                                                          81,068
 Transfer and shareholder servicing agent fees                                                   297
 Other                                                                                        69,244
                                                                                        ------------
 Total liabilities                                                                         6,837,553

----------------------------------------------------------------------------------------------------
 Net Assets                                                                             $662,033,659
                                                                                        ============

----------------------------------------------------------------------------------------------------
 Composition of Net Assets
 Paid-in capital                                                                        $606,682,180
----------------------------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                                     2,198,544
----------------------------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investments and
 foreign currency transactions                                                            10,727,307
----------------------------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments and translation of
 assets and liabilities denominated in foreign currencies                                 42,425,628
                                                                                        ------------
 Net Assets                                                                             $662,033,659
                                                                                        ============


                    30 | OPPENHEIMER MULTIPLE STRATEGIES FUND

----------------------------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $562,280,932 and 46,305,552 shares of beneficial interest outstanding)                       $12.14
 Maximum offering price per share (net asset value plus sales charge of 5.75%
 of offering price)                                                                           $12.88
----------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $63,486,654
 and 5,285,115 shares of beneficial interest outstanding)                                     $12.01
----------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,170,922
 and 3,000,102 shares of beneficial interest outstanding)                                     $12.06
----------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $95,151
 and 7,847 shares of beneficial interest outstanding)                                         $12.13
----------------------------------------------------------------------------------------------------

 See accompanying Notes to Financial Statements.


                    31 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF OPERATIONS                    For the Year Ended September 30, 2001

 Investment Income
 Interest                                                             $ 25,049,564
----------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $119,396)                5,525,005
                                                                      ------------
 Total income                                                           30,574,569

----------------------------------------------------------------------------------
 Expenses
 Management fees                                                         5,197,414
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 1,228,328
 Class B                                                                   679,238
 Class C                                                                   390,108
 Class N                                                                        36
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                             601,111
----------------------------------------------------------------------------------
 Shareholder reports                                                        81,496
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                67,162
----------------------------------------------------------------------------------
 Other                                                                       2,146
                                                                      ------------
 Total expenses                                                          8,247,039
 Less reduction to custodian expenses                                       (7,084)
                                                                      ------------
 Net expenses                                                            8,239,955

----------------------------------------------------------------------------------
 Net Investment Income                                                  22,334,614

----------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                  15,320,908
 Closing and expiration of option contracts written                      4,930,427
 Foreign currency transactions                                          (2,373,786)
                                                                      ------------
 Net realized gain (loss)                                               17,877,549
----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                           (93,417,057)
 Translation of assets and liabilities denominated
 in foreign currencies                                                     649,166
                                                                      ------------
 Net change                                                            (92,767,891)
                                                                      ------------
 Net realized and unrealized gain (loss)                               (74,890,342)

----------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations                 $(52,555,728)
                                                                      ============

See accompanying Notes to Financial Statements.


                    32 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended September 30,                                                           2001            2000
----------------------------------------------------------------------------------------------------------
 Operations
 Net investment income (loss)                                               $ 22,334,614    $ 26,991,484
----------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                     17,877,549      35,120,241
----------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                        (92,767,891)     29,912,821
                                                                            ------------------------------
 Net increase (decrease) in net assets resulting from operations             (52,555,728)     92,024,546

----------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                                     (17,552,533)    (21,779,999)
 Class B                                                                      (1,403,156)     (1,694,849)
 Class C                                                                        (799,605)       (978,026)
 Class N                                                                            (860)             --
----------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                     (33,019,457)    (48,515,731)
 Class B                                                                      (3,502,853)     (5,165,726)
 Class C                                                                      (2,017,780)     (2,993,063)
 Class N                                                                              --              --

----------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                      16,962,286      (5,424,882)
 Class B                                                                       7,203,058      (3,023,844)
 Class C                                                                       3,669,703        (956,723)
 Class N                                                                         102,856              --

----------------------------------------------------------------------------------------------------------
 Net Assets
 Total increase (decrease)                                                   (82,914,069)      1,491,703
----------------------------------------------------------------------------------------------------------
 Beginning of period                                                         744,947,728     743,456,025
                                                                            ------------------------------
 End of period [including undistributed (overdistributed) net
 investment income of $2,198,544 and $3,544,970, respectively]              $662,033,659    $744,947,728
                                                                            ==============================

See accompanying Notes to Financial Statements.


                    33 | OPPENHEIMER MULTIPLE STRATEGIES FUND

FINANCIAL HIGHLIGHTS


 Class A       Year Ended September 30,               2001           2000         1999         1998            1997
-----------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period             $  14.23       $  14.06     $  13.69     $  16.17        $  14.09
-----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .43(1)         .53          .54          .51             .50
 Net realized and unrealized gain (loss)             (1.40)(1)       1.21         1.59        (1.22)           2.88
                                                  ---------------------------------------------------------------------
 Total income (loss) from
 investment operations                                (.97)          1.74         2.13         (.71)           3.38
-----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.38)          (.48)        (.54)        (.49)           (.51)
 Distributions from net realized gain                 (.74)         (1.09)       (1.22)       (1.28)           (.79)
                                                  ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     (1.12)         (1.57)       (1.76)       (1.77)          (1.30)
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $  12.14       $  14.23     $  14.06     $  13.69        $  16.17
                                                  =====================================================================
-----------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)                 (7.27)%        13.31%       16.29%       (4.71)%         25.46%
-----------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)         $562,281       $639,648     $635,603     $624,895        $712,470
-----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $626,251       $644,356     $660,113     $699,665        $395,436
-----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                3.16%(1)       3.71%        3.70%        3.34%           3.30%
 Expenses                                             1.01%          1.13%        1.09%        1.08%(4)        1.16%(4)
-----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                40%            33%          15%          59%             51%


1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                               $  .44
Net realized and unrealized gain (loss)              (1.41)
Net investment income ratio                           3.27%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 See accompanying Notes to Financial Statements.


                    34 | OPPENHEIMER MULTIPLE STRATEGIES FUND

 Class B           Year Ended September 30,           2001          2000        1999        1998        1997
----------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period              $ 14.08       $ 13.93     $ 13.57     $ 16.04     $ 14.01
----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .31(1)        .41         .41         .38         .45
 Net realized and unrealized gain (loss)             (1.36)(1)      1.19        1.58       (1.20)       2.78
                                                   -------------------------------------------------------------
 Total income (loss) from
 investment operations                               (1.05)         1.60        1.99        (.82)       3.23
----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.28)         (.36)       (.41)       (.37)       (.41)
 Distributions from net realized gain                 (.74)        (1.09)      (1.22)      (1.28)       (.79)
                                                   -------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     (1.02)        (1.45)      (1.63)      (1.65)      (1.20)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 12.01       $ 14.08     $ 13.93     $ 13.57     $ 16.04
                                                   =============================================================
----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)                 (7.96)%       12.30%      15.35%      (5.49)%     24.34%
----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $63,487       $66,777     $68,875     $73,036     $67,916
----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $67,959       $66,956     $73,673     $74,442     $25,113
----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                2.37%(1)      2.92%       2.85%       2.53%       2.26%
 Expenses                                             1.81%         1.94%       1.93%       1.91%(4)      1.96%(4)
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                40%           33%         15%         59%         51%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                               $  .32
Net realized and unrealized gain (loss)              (1.37)
Net investment income ratio                           2.48%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                    35 | OPPENHEIMER MULTIPLE STRATEGIES FUND

FINANCIAL HIGHLIGHTS Continued

 Class C      Year Ended September 30,                 2001           2000          1999         1998            1997
------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period              $  14.13        $  13.97     $  13.61     $  16.07        $  14.02
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .31(1)          .41          .42          .38             .41
 Net realized and unrealized gain (loss)              (1.37)(1)        1.20         1.57        (1.20)           2.83
                                                   ---------------------------------------------------------------------
 Total income (loss) from
 investment operations                                (1.06)           1.61         1.99         (.82)           3.24
------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.27)           (.36)        (.41)        (.36)           (.40)
 Distributions from net realized gain                  (.74)          (1.09)       (1.22)       (1.28)           (.79)
                                                   ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (1.01)          (1.45)       (1.63)       (1.64)          (1.19)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $  12.06        $  14.13     $  13.97     $  13.61        $  16.07
                                                   =====================================================================
 Total Return, at Net Asset Value(2)                  (8.00)%         12.35%       15.28%       (5.43)%         24.42%
------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $ 36,171        $ 38,522     $ 38,978     $ 48,417        $ 49,539
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $ 39,030        $ 38,597     $ 43,701     $ 52,325        $ 33,813
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                 2.37%(1)        2.92%        2.85%        2.51%           2.61%
 Expenses                                              1.81%           1.94%        1.93%        1.91%(4)        1.97%(4)
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 40%             33%          15%          59%             51%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                              $    .33
Net realized and unrealized gain (loss)               (1.39)
Net investment income ratio                            2.48%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                    36 | OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                  Period Ended
 Class N                                 September 30, 2001(1)
------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                   $13.67
------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                     .24(2)
 Net realized and unrealized gain (loss)                 (1.48)(2)
                                                        ----------
 Total income (loss) from investment operations          (1.24)
------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                     (.30)
 Distributions from net realized gain                       --
                                                        ----------
 Total dividends and/or distributions to shareholders     (.30)
------------------------------------------------------------------
 Net asset value, end of period                         $12.13
                                                        ==========
------------------------------------------------------------------
Total Return at Net Asset Value(3)                       (9.30)%
------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                  $95
------------------------------------------------------------------
 Average net assets (in thousands)                         $12
------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                    5.81%(2)
 Expenses                                                 1.32%
------------------------------------------------------------------
 Portfolio turnover rate                                    40%

1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                    Change less than $0.005
Net realized and unrealized gain (loss)  Change less than $0.005
Net investment income ratio                                 5.92%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                    37 | OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer Multiple Strategies Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high total investment return consistent with preservation of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in structured notes whose market values and redemption prices are linked to the market value of specific securities. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the underlying securities and increases the volatility of each note's market value relative to the change in the underlying security prices. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of September 30, 2001, the market value of these securities comprised less than 0.1% of the Fund's net assets, and resulted in unrealized gains in the current period of $17,736.


                    38 | OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2001, securities with an aggregate market value of $1,388,522, representing 0.21% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
      The Fund had approximately $1,537,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.


                    39 | OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued

Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2001, the Fund's projected benefit obligations were decreased by $107,096 and payments of $9,252 were made to retired trustees, resulting in an accumulated liability of $120,459 as of September 30, 2001.
      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2001, amounts have been reclassified to reflect an increase in paid-in capital of $1,044,730, a decrease in undistributed net investment income of $3,924,886, and an increase in accumulated net realized gain on investments of $2,880,156. This reclassification includes $946,617 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.


                    40 | OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $2,253,893 decrease to cost of securities and a corresponding $2,253,893 increase in net unrealized appreciation, based on securities held as of December 31, 2000. For the year ended September 30, 2001, interest income decreased by $776,175, net realized gain on investments decreased by $433,557, and the change in net unrealized depreciation on investments decreased by $1,209,732.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    41 | OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

                          Year Ended September 30, 2001(1)       Year Ended September 30, 2000
                                Shares        Amount                 Shares         Amount
-------------------------------------------------------------------------------------------------
 Class A
 Sold                        2,352,686    $ 31,857,830              2,399,891    $  33,730,252
 Dividends and/or
 distributions reinvested    3,456,341      45,547,155              4,751,781       63,935,355
 Redeemed                   (4,468,559)    (60,442,699)            (7,377,559)    (103,090,489)
                            ---------------------------------------------------------------------
 Net increase (decrease)     1,340,468    $ 16,962,286               (225,887)   $  (5,424,882)
                            =====================================================================

-------------------------------------------------------------------------------------------------
 Class B
 Sold                        1,243,002    $ 16,611,081                887,243    $  12,369,666
 Dividends and/or
 distributions reinvested      347,123       4,528,696                473,833        6,297,177
 Redeemed                   (1,046,722)    (13,936,719)            (1,563,882)     (21,690,687)
                            ---------------------------------------------------------------------
 Net increase (decrease)       543,403    $  7,203,058               (202,806)   $  (3,023,844)
                            =====================================================================

-------------------------------------------------------------------------------------------------
 Class C
 Sold                          659,612    $  8,880,910                428,935    $   5,997,482
 Dividends and/or
 distributions reinvested      190,652       2,495,830                272,821        3,635,733
 Redeemed                     (576,263)     (7,707,037)              (765,156)     (10,589,938)
                            ---------------------------------------------------------------------
 Net increase (decrease)       274,001    $  3,669,703                (63,400)   $    (956,723)
                            =====================================================================

-------------------------------------------------------------------------------------------------
 Class N
 Sold                            7,987    $    104,522                     --    $          --
 Dividends and/or
 distributions reinvested           69             838                     --               --
 Redeemed                         (209)         (2,504)                    --               --
                            ---------------------------------------------------------------------
 Net increase (decrease)         7,847    $    102,856                     --    $          --
                            =====================================================================

1. For the year ended September 30, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to September 30, 2001, for Class N shares.


                    42 | OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2001, were $289,024,267 and $268,151,762, respectively.

As of September 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $609,809,342 was:

          Gross unrealized appreciation               $ 95,422,473
          Gross unrealized depreciation                (57,175,507)
                                                      -------------
          Net unrealized appreciation (depreciation)  $ 38,246,966
                                                      ============

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets in excess of $1.5 billion. The Fund's management fee for the year ended September 30, 2001, was an annualized rate of 0.71%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                          Aggregate        Class A    Commissions      Commissions      Commissions      Commissions
                          Front-End      Front-End     on Class A       on Class B       on Class C       on Class N
                      Sales Charges  Sales Charges         Shares           Shares           Shares           Shares
                         on Class A    Retained by    Advanced by      Advanced by      Advanced by      Advanced by
 Year Ended                  Shares    Distributor    Distributor(1)   Distributor(1)   Distributor(1)   Distributor(1)
-----------------------------------------------------------------------------------------------------------------------
 September 30, 2001        $436,534       $155,780        $21,811        $477,441           $69,856             $172

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                          Class A           Class B            Class C            Class N
                        Contingent        Contingent         Contingent         Contingent
                          Deferred          Deferred           Deferred           Deferred
                     Sales Charges     Sales Charges      Sales Charges      Sales Charges
                       Retained by       Retained by        Retained by        Retained by
 Year Ended            Distributor       Distributor        Distributor        Distributor
---------------------------------------------------------------------------------------------
 September 30, 2001           $480          $109,689             $5,707                $--


                    43 | OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2001, payments under the Class A plan totaled $1,228,328, all of which were paid by the Distributor to recipients, and included $73,377 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.


                    44 | OPPENHEIMER MULTIPLE STRATEGIES FUND

Distribution fees paid to the Distributor for the year ended September 30, 2001, were as follows:

                                                                        Distributor's
                                                        Distributor's       Aggregate
                                                            Aggregate    Unreimbursed
                                                         Unreimbursed   Expenses as %
                      Total Payments  Amount Retained        Expenses   of Net Assets
                          Under Plan   by Distributor      Under Plan        of Class
---------------------------------------------------------------------------------------
 Class B Plan               $679,238        $535,289       $2,566,256            4.04%
 Class C Plan                390,108          59,467          704,053            1.95
 Class N Plan                     36              35              352            0.37

--------------------------------------------------------------------------------
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
      The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.


                    45 | OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 2001, was as follows:

                                        Call Options                   Put Options
                             -------------------------------------------------------
                             Number of     Amount of      Number of      Amount of
                             Contracts      Premiums      Contracts       Premiums
------------------------------------------------------------------------------------
 Options outstanding as of
 September 30, 2000              8,289   $ 3,014,224             --     $       --
 Options written                27,806     7,927,486          4,582      1,663,373
 Options closed or expired     (20,800)   (7,067,741)          (852)      (363,048)
 Options exercised              (4,385)   (1,086,063)        (2,201)      (840,267)
                             -------------------------------------------------------
 Options outstanding as of
 September 30, 2001             10,910    $2,787,906          1,529       $460,058
                             =======================================================


                    46 | OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
7. Illiquid or Restricted Securities

As of September 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2001, was $2,723,092, which represents 0.41% of the Fund's net assets, of which $14,133 is considered restricted. Information concerning restricted securities is as follows:

                                                                           Unrealized
                           Acquisition              Valuation as of      Appreciation
 Security                         Date     Cost      Sept. 30, 2001    (Depreciation)
-------------------------------------------------------------------------------------
 Stocks and Warrants
 Aurora Foods, Inc.            9/18/00      $--             $14,133           $14,133

--------------------------------------------------------------------------------
8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
      The Fund had no borrowings outstanding during the year ended or at September 30, 2001.


                    47 | OPPENHEIMER MULTIPLE STRATEGIES FUND

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer Multiple Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Multiple Strategies Fund, including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Multiple Strategies Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
October 19, 2001


                    48 | OPPENHEIMER MULTIPLE STRATEGIES FUND

FEDERAL INCOME TAX INFORMATION Unaudited

--------------------------------------------------------------------------------
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      Dividends and distributions of $0.8202, $0.7869 and $0.7867 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 11, 2000, of which $0.6675 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
      Dividends paid by the Fund during the fiscal year ended September 30, 2001, which are not designated as capital gain distributions should be multiplied by 25.51% to arrive at the amount eligible for the corporate dividend-received deduction.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    49 | OPPENHEIMER MULTIPLE STRATEGIES FUND

OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         John V. Murphy, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         George Evans, Vice President
                         Michael S. Levine, Vice President
                         David P. Negri, Vice President
                         Richard H. Rubinstein, Vice President
                         Susan Switzer, Vice President
                         Robert G. Zack, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer

--------------------------------------------------------------------------------
Investment Advisor       OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor              OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

--------------------------------------------------------------------------------
Custodian of             The Bank of New York
Portfolio Securities

--------------------------------------------------------------------------------
Independent Auditors     KPMG LLP

--------------------------------------------------------------------------------
Legal Counsel            Mayer, Brown & Platt

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., 498 Seventh Avenue, New York,
                         NY 10018.

         (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.


                    50 | OPPENHEIMER MULTIPLE STRATEGIES FUND

OPPENHEIMERFUNDS FAMILY

Global Equity           Developing Markets Fund                Global Fund
                        International Small Company Fund       Quest Global Value Fund
                        Europe Fund                            Global Growth & Income Fund
                        International Growth Fund

---------------------------------------------------------------------------------------------
Equity                  Stock                                  Stock & Bond
                        Emerging Technologies Fund             Quest Opportunity Value Fund
                        Emerging Growth Fund                   Total Return Fund
                        Enterprise Fund                        Quest Balanced Value Fund
                        Discovery Fund                         Capital Income Fund
                        Main Street(R) Small Cap Fund          Multiple Strategies Fund
                        Small Cap Value Fund                   Disciplined Allocation Fund
                        MidCap Fund                            Convertible Securities Fund
                        Main Street(R) Opportunity Fund        Specialty
                        Growth Fund                            Real Asset Fund(R)
                        Capital Appreciation Fund              Gold & Special Minerals Fund
                        Main Street(R) Growth & Income Fund
                        Value Fund
                        Quest Capital Value Fund
                        Trinity Large Cap Growth Fund(1)
                        Trinity Core Fund
                        Trinity Value Fund

---------------------------------------------------------------------------------------------
Income                  Taxable                                Municipal
                        International Bond Fund                California Municipal Fund(4)
                        High Yield Fund                        New Jersey Municipal Fund(4)
                        Champion Income Fund                   New York Municipal Fund(4)
                        Strategic Income Fund                  Pennsylvania Municipal Fund(4)
                        Bond Fund                              Municipal Bond Fund
                        Senior Floating Rate Fund              Intermediate Municipal Fund
                        U.S. Government Trust
                        Limited-Term Government Fund
                        Capital Preservation Fund(2)
                        Rochester Division
                        Rochester National Municipals(3)
                        Rochester Fund Municipals
                        Limited Term New York Municipal Fund

---------------------------------------------------------------------------------------------
Select Managers         Stock                                  Stock & Bond
                        Mercury Advisors Focus Growth Fund     QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II(5)
                        Jennison Growth Fund
                        Salomon Brothers Capital Fund
                        Mercury Advisors S&P 500(R) Index Fund(2)

---------------------------------------------------------------------------------------------
Money Market(6)         Money Market Fund                      Cash Reserves

1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
2. Available only through qualified retirement plans.
3. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.


                    51 | OPPENHEIMER MULTIPLE STRATEGIES FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions(2)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink(2)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET  1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OPASX  Class B: OASBX  Class C: OASCX  Class N: OASNX
--------------------------------------------------------------------------------

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


RA0240.001.0901    November 29, 2001                  [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.